SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – October 31, 2005

(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY	07962-2497
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 31, 2005, Honeywell International Inc. (“Honeywell”) entered into a Stock Purchase Agreement (the “Agreement”) with M & F Worldwide Corp., a Delaware corporation (“Purchaser”), pursuant to which Honeywell will sell all of the issued and outstanding shares of Novar USA Inc. (“Novar USA”) to Purchaser for a purchase price of $800 million (the “Acquisition”), upon the terms and subject to the conditions set forth in the Agreement. Novar USA is the parent company of the Security Printing Services business operated by Clarke American and related companies.

The Acquisition is subject to the satisfaction or waiver of customary closing conditions, including, among other things, the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The foregoing description of the Agreement and the related matters described above do not purport to be complete and are qualified in their entirety by reference to the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

On October 31, 2005, Honeywell issued a press release announcing the execution of the Agreement. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement

The Agreement has been included to provide investors with information regarding its terms. Except for its status as a contractual document that establishes and governs the legal relations among the parties thereto with respect to the transaction described in this Form 8-K, the Agreement is not intended to be a source of factual, business or operational information about the parties.

The representations, warranties, covenants and agreements made by the parties in the Agreement are made as of specific dates and are qualified and limited, including by information in the disclosure schedule that was provided in connection with the execution of the Agreement. In addition, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Agreement, including where the parties do not have complete knowledge of all the facts. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their affiliates.

Item 9.01           Financial Statements and Exhibits

Exhibit 2.1	Stock Purchase Agreement, dated as of October 31, 2005, by and between Honeywell International Inc. and M & F Worldwide Corp.
Exhibit 99.1	Press release dated October 31, 2005 issued by Honeywell International Inc. announcing the execution of the Stock Purchase Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2005	Honeywell International Inc.

By: /s/ Thomas F. Larkins

Thomas F. Larkins

Vice President, Corporate Secretary and

Deputy General Counsel